DREYFUS PREMIER GROWTH AND INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    Dreyfus Premier Growth and Income Fund completed the first half of its current fiscal year on March 31, 1998. During the past six months, large-capitalization growth stocks have continued to dominate the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") . For example, an analysis done by Lehman Brothers for the first quarter and latest 12 months (ended .March 31, 1998) indicates that, on average, only stocks with market capitalizations above $21 billion and/or relative price-earnings ratios (p/e) of 120% or greater outperformed the S&P 500. In contrast, the Fund is invested in low p/e stocks and had a bias toward small- to medium-capitalization stocks.
    Total returns for the various share classes during the six months (ended March 31, 1998) are shown in the following table:
                                                              Total Return*
                                                              ____________
            Class A Shares                                        9.84%
            Class B Shares                                        9.46%
            Class C Shares                                        9.46%
            Class R Shares                                        9.90%
    During this time, the S&P 500 produced a total return of 17.21%.**
    As you will recall from my last letter, my management of the Fund began in July 1997. We spent the latter half of calendar year 1997 restructuring the Fund to conform to my investment philosophy. Going forward, the Fund will focus primarily on investments in mid- to large-capitalization companies with above-average earnings growth prospects whose common stock is selling at a below-average p/e ratio. Additionally, we will increase our focus on the important area of stock selection, which will continue to be a strong factor in superior investment results. Our process emphasizes strong fundamental research.
Economic Review
    A shift to a slower economy may have started this spring, ending nearly two years of above-trend real growth. Slowing economic growth in the late phase of this business cycle is not accompanied by accelerating price inflation; rather, it is accompanied by rising cost pressures. This hot and cold mix in the economy has kept Federal Reserve Board (the "Fed") policy neutral in recent months, with equal concern over rising wage inflation and slowing growth. In turn, stable short-term rates have thwarted the market's attempts to reduce long-term rates. Meanwhile, a slowing economy without pricing power threatened to curb corporate revenue growth this year. Rising costs have already begun to squeeze corporate profit margins in some sectors.
    The industrial sector is leading the economic slowdown, as evidenced by weak orders for exports and capital goods and cutbacks in automobile production. Manufacturers are bearing the brunt of Asia's economic turmoil, the strong dollar, and pricing constraints due to import competition. The household sector, which benefits from these factors, has enjoyed strong purchasing power that has fueled a boom in housing demand and consumer spending. This mix has kept the labor market quite tight, exerting upward pressure on wages, especially in the service economy.
    The Fed abandoned its bias towards tighter monetary policy earlier this year. However, by keeping short-term interest rates stable, the Fed has effectively created a floor for longer-term rates. Demand for U.S. Treasury bonds has periodically increased this year as investors sought refuge in higher-quality instruments. And the shift to a Federal budget surplus has curtailed the new supply of bonds. The Fed's neutral stance has had the effect of forcing a higher range of interest rates than the market might otherwise bear.

    As for corporate profits, a very mixed picture has begun to emerge. The risk to this year's overall profit growth, and hence to the total economy, is that slower economic growth may coexist for some time with rising cost pressures.
Market Overview
    The stock market continued to exhibit impressive strength in recent months, after bouncing back from the "Asian flu" attack of last fall.
    To be sure, the rising tide of stock market prices did not lift all boats equally. Smaller stocks, as represented by the Russell 2000 Index, did not gain as much as the broader market averages. Yet for the half-year, many investors had reason to be pleased.
    The Fed, in addition to holding its monetary policy steady through March, may also have encouraged the market bulls when Fed Chairman Alan Greenspan, on April 2, 1998, told a gathering of newspaper editors that stock prices had been going up on the basis of a "continuous upward revision" in expected future corporate earnings. That was quite a contrast from Mr. Greenspan's attitude in December 1996, when he complained of "irrational exuberance" in the stock market.
    How stock prices will behave in the coming months depends to a great extent on the outlook for corporate profits. There are no guarantees that the continuous upward revision referred to by the Fed Chairman will, in fact, continue. First-quarter reports for some corporations, particularly some technology companies, have been disappointing. In the Far East, while the crisis in Southeast Asia appears to have eased, Japan is still in deep difficulties. This is forcing downward revision of expectations by some American global companies that have large stakes in the Far East. A great deal is riding on whether second-quarter profits for major corporations will be weaker than the first-quarter returns.
    Offsetting that, to some extent, is the continuing wave of spectacular corporate mergers, as exemplified by the combination of Travelers Group and Citicorp in early April. It wasn't lost on stock market followers that the value of the merger increased from $70 billion to $83 billion on the day of the merger announcement, due to a jump in the prices of both stocks. Similar appreciation, though on a smaller scale, has occurred in other mergers this past year and seems likely to continue in the months ahead.
    Stock prices have been unusually sensitive both to good and to bad news in recent months. There is no sign that this volatility will subside in the near future. Yet investors' money continues to flow into the market at a pace likely to continue for the foreseeable future.
Portfolio Focus
    In the stock markets, large-capitalization growth stocks have continued to lead the markets higher. As a result, our mid- to large-capitalization value process has not kept pace with the broad market averages like the S&P
500. As we speak, this situation is reversing and "value" stocks are starting to outperform their growth counterparts. The one constant feature appears to be capitalization. Large-capitalization value stocks are now leading the parade. While we may witness a seesaw battle between these two basic investment styles and capitalization this year, we remain convinced that our value process will produce above-average long-term results. We continue to actively seek investments in companies whose earnings growth potential is greater, and projected price-earnings (p/e) ratio is less, than the S&P 500.
    Equity investment results during the first six months were positively impacted by two primary factors-financials and manufacturing companies. The greatest impact once again came from the financial holdings, with Fannie Mae, Freddie Mac, Fleet Financial, BankBoston, and Travelers Group producing outstanding results. In manufacturing, Xerox, Armstrong World Industries, Masco, Pentair, and Tyco International were strong performers. Tyco International has been sold from the portfolio, as its p/e ratio became too high to justify retention based on our low p/e approach.

    On the other side of the ledger, issue selection and a mid-cap bias hurt results. Although technology stocks, such as Adaptec and 3COM, were the hardest hit, an assortment of stocks from varied industries (Georgia-Pacific, Money Store, Pacificare Health Systems Cl. B, Pennzoil, and Telebras, the Brazilian telephone company) also registered negative results.
    In the current equity environment, favoring large-capitalization growth stocks, issue selection should be the key factor determining investment success. We continue to find stocks with what we believe to be good long-term earnings growth potential that are attractively priced relative to the broad market average. Examples of recently purchased stocks meeting our investment criteria include Leggett & Platt, a maker of components and related products for bedding, furniture and various other furnishings, and Masco, a maker of building and home improvement products (e.g., Delta faucets, Thermador cooking appliances). Purchased in September 1997 at a 12% and 20% p/e discount to the S&P 500, respectively, each company is expected to grow its earnings at a 15% to 20% rate over the next two years and 14% longer term, more than double the market's projected growth.
    Year-to-date, the Fund's relative performance is moving in the right direction, and we remain convinced our process will produce satisfying results over time. We are grateful for the opportunity to invest your capital and will be working diligently on your behalf.
                              Sincerely,

                      [Douglas D. Ramos, CFA signature logo]

                              Douglas D. Ramos, CFA
                              Portfolio Manager
April 21, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC.-Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS PREMIER GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS                                                                        MARCH 31, 1998 (UNAUDITED)
Common Stocks-95.7%                                                                      Shares           Value
                                                                                     ______________   ______________

                Consumer Durables-2.1%   Leggett & Platt                                     51,000   $    2,623,313
                                                                                                       _____________

            Consumer Non-Durables-8.1%   Kimberly-Clark                                      49,000        2,456,125
                                         Philip Morris Cos........................           61,000        2,542,937
                                         RJR Nabisco Holdings.....................           69,100        2,163,694
                                         Warnaco Group,Cl. A.....................            76,000        2,983,000
                                                                                                       _____________
                                                                                                          10,145,756
                                                                                                       _____________

                Consumer Services-1.3%   Carnival, Cl. A                                     23,500        1,639,125
                                                                                                       _____________

           Electronic Technology-10.0%   Adaptec                                             31,000 (a)      608,375
                                         Digital Equipment........................              600 (a)       31,387
                                         Gateway 2000.............................           25,100 (a)    1,178,131
                                         Lexmark International Group, Cl. A.......           20,300          916,038
                                         Lockheed Martin..........................           24,000        2,700,000
                                         Micron Technology........................           19,000 (a)      552,187
                                         Sundstrand...............................           51,000        3,085,500
                                         Texas Instruments........................           10,000          541,250
                                         United Technologies......................           31,000        2,861,687
                                                                                                       _____________
                                                                                                          12,474,555
                                                                                                       _____________

                  Energy Minerals-8.0%   Mobil                                               37,000        2,835,125
                                         Santa Fe International...................           45,800 (a)    1,737,537
                                         Texaco...................................           45,000 (a)    2,711,250
                                         Tosco....................................           79,000        2,784,750
                                                                                                       _____________
                                                                                                          10,068,662
                                                                                                       _____________

                         Finance-19.0%   BankBoston                                          27,000        2,976,750
                                         Chase Manhattan..........................           17,000        2,292,875
                                         Chubb....................................           32,000        2,508,000
                                         Federal Home Loan........................           52,000        2,466,750
                                         Federal National Mortgage Association....           42,000        2,656,500
                                         First Union..............................           49,500        2,809,125
                                         Fleet Financial Group....................           35,000        2,977,188
                                         Travelers Group..........................           48,000        2,880,000
                                         Washington Mutual........................           31,000        2,223,281
                                                                                                       _____________
                                                                                                          23,790,469
                                                                                                       _____________

                  Health Services-2.1%   Beverly Enterprises                                200,000 (a)    2,662,500
                                                                                                       _____________

                Health Technology-3.3%   Biogen.............                                 59,000        2,843,063
                                         Genzyme-General Division.................           39,000        1,248,000
                                                                                                       _____________
                                                                                                           4,091,063
                                                                                                       _____________


DREYFUS PREMIER GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                    MARCH 31, 1998 (UNAUDITED)
Common Stocks (continued)                                                                   Shares           Value
                                                                                        ______________    ______________
              Non-Energy Minerals-1.0%   ISPATInternational, Cl. A                           45,700 (a)  $ 1,302,450
                                                                                                       _____________

               Process Industries-8.2%   Archer-Daniels-Midland                              95,000        2,084,063
                                         duPont (E.I.) de Nemours.................           29,000        1,972,000
                                         Great Lakes Chemical.....................           56,000        3,024,000
                                         Praxair..................................           61,600        3,168,550
                                                                                                       _____________
                                                                                                          10,248,613
                                                                                                       _____________

          Producer Manufacturing-12.1%   AlliedSignal                                        67,000        2,814,000
                                         Armstrong World Industries...............           36,000        3,116,250
                                         Masco....................................           46,200        2,748,900
                                         Pentair..................................           66,000        2,953,500
                                         Xerox....................................           33,000        3,512,437
                                                                                                       _____________

                                                                                                          15,145,087
                                                                                                       _____________

                     Retail Trade-2.1%   American Stores                                    103,000 (a)    2,678,000
                                                                                                        _____________

                   Transportation-2.9%   CNF Transportation                                  26,500 (a)      952,344
                                         Wisconsin Central Transportation.........           95,000        2,674,844
                                                                                                       _____________
                                                                                                           3,627,188
                                                                                                       _____________

                       Utilities-15.5%   AT&T                                                41,000        2,690,625
                                         Bell Atlantic............................           27,000        2,767,500
                                         Coastal..................................           45,000        2,930,625
                                         Dominion Resources.......................           64,000        2,688,000
                .....................    GTE.................                                49,000        2,933,875
                                         Telefonos De Mexico, Cl. L, A.D.S........           49,000        2,762,375
                                         Texas Utilities..........................           40,000        1,572,500
                                         UGI......................................           40,000        1,130,000
                                                                                                       _____________

                                                                    .....................                 19,475,500
                                                                                                       _____________
                                     TOTAL COMMON STOCKS
                                       (cost $107,168,921)...............                               $119,972,281
                                                                                                       =============

Convertible Preferred Stocks-1.9%

                            Financial;   Sanwa International Finance, Cum., 1.25% (Units)
                                             (cost $2,627,179)....................              110 (b)  $ 2,430,113
                                                                                                       =============

                                                                                          Principal
Convertible Corporate Bonds-2.2%                                                            Amount
______________________________________________________________________________
                                                                                      _____________

                            Financial;   Sumitomo Bank Treasury, Bonds
                                             9.40%, 12/29/2049
                                             (cost $2,634,500)....................    $   2,600,000 (b)  $ 2,702,827
                                                                                                       _____________
                                                                                                       _____________


DREYFUS PREMIER GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                MARCH 31, 1998 (UNAUDITED)
                                                                                              Principal
Short-Term Investments-1.8%                                                                 Amount           Value
______________________________________________________________________________        _____________    _____________

                                 U.S. Treasury Bills;   5.04%, 5/28/1998
                                             (cost $2,200,300)....................   $    2,218,000   $    2,200,212
                                                                                                       _____________
                                                                                                       _____________

TOTAL INVESTMENTS (cost $114,630,900)....................................                    101.6%     $127,305,433
                                                                                            =======    =============
LIABILITIES, LESSCASH AND RECEIVABLES....................................                     (1.6%)  $   (1,961,350)
                                                                                            =======    =============
NETASSETS................................................................                    100.0%     $125,344,083
                                                                                            =======    =============


Notes to Statement of Investments:
(a) Non-income producing.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, these securities amounted to $5,132,940 or approximately 4.1% of net assets.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                           MARCH 31, 1998 (UNAUDITED)
                                                                                                  Cost            Value
                                                                                             _____________     _____________
ASSETS:                          Investments in securities-See Statement of Investments       $114,630,900      $127,305,433
                                 Cash.......................................                                         183,014
                                 Receivable for investment securities sold..                                         897,248
                                 Dividends and interest receivable..........                                         257,285
                                 Receivable for shares of Common Stock subscribed                                     93,562
                                 Net unrealized appreciation on forward
                                 .......        currency exchange contracts-Note 4(a)                                 99,739
                                 Prepaid expenses...........................                                          28,469
                                                                                                               _____________
                                                                                                                 128,864,750
                                                                                                               _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        95,221
                                 Due to Distributor.........................                                          77,969
                                 Payable for investment securities purchased                                       2,746,679
                                 Payable for shares of Common Stock redeemed                                         570,354
                                 Accrued expenses...........................                                          30,444
                                                                                                               _____________
                                                                                                                   3,520,667
                                                                                                               _____________

NET ASSETS..................................................................                                    $125,344,083
                                                                                                               =============

REPRESENTED BY:                  Paid-in capital............................                                    $107,431,883
                                 Accumulated distributions in excess of investment
                                         income-net..................................                                (66,008)
                                 Accumulated net realized gain (loss) on investments                               5,203,936
                                 Accumulated net unrealized appreciation (depreciation)
                                       on investments and forward currency exchange
                                         contracts-Note 4(b).........................                             12,774,272
                                                                                                               _____________
NET ASSETS..................................................................                                    $125,344,083
                                                                                                               =============

                                                NET ASSET VALUE PER SHARE
                                                --------------------------

                                                             Class A         Class B          Class C          Class R
                                                          _____________       __________          ________          ________
Net Assets.................................                $43,363,310       $76,610,146        $5,070,587          $300,040
Shares Outstanding.........................                  2,111,268         3,752,703           248,189            14,512
NET ASSET VALUE PER SHARE..................                     $20.54            $20.41            $20.43            $20.68
                                                               =======           =======           =======           =======
See notes to financial statements.

DREYFUS PREMIER GROWTH AND INCOME FUND
STATEMENT OF OPERATIONS                                                       SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $5,785 foreign taxes
                                     withheld at source)..............                    $   985,109
                                 Interest.............................                         67,141
                                                                                            _________
                                       Total Income...................                                          $  1,052,250
EXPENSES:                        Management fee-Note 3(a).............                        435,321
                                 Distribution fees-Note 3(b)..........                        280,711
                                 Shareholder servicing costs-Note 3(c)                        217,164
                                 Registration fees....................                         38,099
                                 Professional fees....................                         12,470
                                 Directors' fees and expenses-Note 3(d)                         9,720
                                 Prospectus and shareholders' reports.                          6,871
                                 Custodian fees-Note 3(c).............                          2,046
                                 Loan commitment fees-Note 2..........                            322
                                 Miscellaneous........................                          2,390
                                                                                            _________
                                       Total Expenses.................                      1,005,114

                                 Less-reduction in management fee due to
                                         undertaking-Note 3(a).................               (15,082)
                                                                                            _________
                                       Net Expenses...................                                               990,032
                                                                                                                ____________
INVESTMENT INCOME-NET.................................................                                                62,218
                                                                                                                ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments:
                                     Long transactions................                     $7,321,146
                                     Short sale transactions..........                         12,540
                                                                                            _________
                                       Net Realized Gain (Loss).......                                             7,333,686
                                 Net unrealized appreciation (depreciation) on
                                     investments and forward currency exchange
                                     contracts........................                                             3,653,141
                                                                                                                ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................                                            10,986,827
                                                                                                                ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                                           $11,049,045
                                                                                                                ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                              Six Months Ended
                                                                               March 31, 1998        Year Ended
                                                                                (Unaudited)      September 30, 1997
                                                                             _________________   __________________
OPERATIONS:
    Investment income-net.......................................              $         62,218    $         786,252
    Net realized gain (loss) on investments.....................                     7,333,686           12,333,304
    Net unrealized appreciation (depreciation) on investments...                     3,653,141            6,103,441
                                                                                 _____________      _______________

          Net Increase (Decrease) in Net Assets Resulting from Operations           11,049,045           19,222,997
                                                                                 _____________       ______________
DIVIDENDSTOSHAREHOLDERSFROM:
    Investment income-net:
      Class A shares............................................                      (103,354)            (489,113)
      Class B shares............................................                            -              (312,112)
      Class C shares............................................                            -               (28,180)
      Class R shares............................................                        (1,288)              (3,378)
    Net realized gain on investments:
      Class A shares............................................                    (4,256,479)          (1,625,160)
      Class B shares............................................                    (7,237,792)          (2,153,920)
      Class C shares............................................                      (521,235)            (196,847)
      Class R shares............................................                       (27,101)             (11,381)
                                                                                 _____________      _______________

          Total Dividends.......................................                   (12,147,249)          (4,820,091)
                                                                                 _____________      _______________





CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares............................................                     3,053,739           20,228,297
      Class B shares............................................                     6,884,942           35,546,757
      Class C shares............................................                       619,563            4,748,666
      Class R shares............................................                        22,783              161,295
    Dividends reinvested:
      Class A shares............................................                     4,018,006            1,937,255
      Class B shares............................................                     6,502,012            2,129,131
      Class C shares............................................                       326,646              128,219
      Class R shares............................................                        28,398               14,759
    Cost of shares redeemed:
      Class A shares............................................                    (5,581,688)         (15,559,198)
      Class B shares............................................                    (5,523,024)         (14,190,548)
      Class C shares............................................                    (1,138,078)          (2,874,632)
      Class R shares............................................                        (9,315)            (114,833)
                                                                                 _____________      _______________
          Increase (Decrease) in Net Assets from Capital Stock Transactions          9,203,984           32,155,168
                                                                                 _____________      _______________
            Total Increase (Decrease) in Net Assets.............                     8,105,780           46,558,074
NET ASSETS:
    Beginning of Period.........................................                   117,238,303           70,680,229
                                                                                 _____________      _______________
    End of Period...............................................                  $125,344,083        $ 117,238,303
                                                                                 =============      ===============
Distribution in excess of investment income-net.................              $        (66,008)  $          (23,584)
                                                                                 _____________      _______________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                  Shares
                                                                                     ___________________________________
                                                                                       Six Months Ended
                                                                                        March 31, 1998    Year Ended
                                                                                          (Unaudited)  September 30, 1997
                                                                                         _____________   _______________

CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................                    155,795         1,096,093
    Shares issued for dividends reinvested.................................                    218,338           108,196
    Shares redeemed........................................................                   (282,873)         (828,597)
                                                                                             _________         _________
                                 Net Increase (Decrease) in Shares Outstanding                  91,260           375,692
                                                                                             =========         =========
    Class B
    ________
    Shares sold............................................................                    351,965         1,921,817
    Shares issued for dividends reinvested.................................                    355,882           120,246
    Shares redeemed........................................................                   (279,887)         (760,602)
                                                                                             _________         _________
                                 Net Increase (Decrease) in Shares Outstanding                 427,960         1,281,461
                                                                                             =========         =========
    Class C
    ________
    Shares sold............................................................                     33,070           256,807
    Shares issued for dividends reinvested.................................                     17,869             7,233
    Shares redeemed........................................................                    (58,663)         (151,697)
                                                                                             _________         _________
                                 Net Increase (Decrease) in Shares Outstanding                  (7,724)          112,343
                                                                                             =========         =========
    Class R
    ________
    Shares sold............................................................                      1,186             8,448
    Shares issued for dividends reinvested.................................                      1,531               824
    Shares redeemed........................................................                       (480)           (6,434)
                                                                                             _________         _________
                                 Net Increase (Decrease) in Shares Outstanding                   2,237             2,838
                                                                                             =========         =========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                          Class A                          Class B
                                            ____________________________________ ____________________________________
                                            Six Months Ended     Year Ended      Six Months Ended      Year Ended
                                              March 31, 1998    September 30,     March 31, 1998      September 30,
                                                            ____________________                    _________________
PER SHARE DATA:                               (Unaudited)     1997       1996(1)    (Unaudited)     1997      1996(1)
                                               __________   _______      _______    __________    _______     _______
    Net asset value, beginning of period         $20.94      $18.45       $12.50      $20.85       $18.37      $12.50
                                                 ______      ______       ______      ______       ______      ______
    Investment Operations:
    Investment income-net...............            .06         .24          .10        (.01)         .10         .03
    Net realized and unrealized gain (loss)
      on investments....................           1.75        3.39         5.94        1.73         3.38        5.87
                                                 ______      ______       ______      ______       ______      ______
    Total from Investment Operations....           1.81        3.63         6.04        1.72         3.48        5.90
                                                 ______      ______       ______      ______       ______      ______
    Distributions:
    Dividends from investment income-net           (.05)       (.25)        (.09)          -         (.11)       (.03)
    Dividends from net realized gain
      on investments                              (2.16)       (.89)           -       (2.16)        (.89)          -
                                                 ______      ______       ______      ______       ______      ______
    Total Distributions.................          (2.21)      (1.14)        (.09)      (2.16)       (1.00)       (.03)
                                                 ______      ______       ______      ______       ______      ______
    Net asset value, end of period......         $20.54      $20.94       $18.45      $20.41       $20.85      $18.37
                                                 ======      ======       ======      ======       ======      ======
TOTAL INVESTMENT RETURN(2)..............           9.84%(3)   20.90%       48.24%(3)    9.46%(3)    20.08%      47.14%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets........................            .61%(3)    1.24%         .94%(3)     .98%(3)     2.00%       1.52%(3)
    Ratio of net investment income to
      average net assets................            .29%(3)    1.27%         .92%(3)    (.08%)(3)     .50%        .34%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.......     .01%(3)     .11%         .30%(3)     .01%(3)      .11%        .30%(3)
    Portfolio Turnover Rate.............          68.58%(3)  265.33%      205.64%(3)   68.58%(3)   265.33%     205.64%(3)
    Average commission rate paid(4).....         $.0510      $.0572       $.0585(5)   $.0510       $.0572      $.0585(5)
    Net Assets, end of period (000's Omitted)   $43,363     $42,309      $30,330     $76,610      $69,330     $37,534


(1) From December 29, 1995 (commencement of operations) to September 30,
    1996.
(2) Exclusive of sales load.
(3) Not annualized.
(4) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
(5) Restated to reflect current years presentation.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                Class C                                Class R
                                                 ______________________________________ ______________________________________
                                                 Six Months Ended        Year Ended     Six Months Ended        Year Ended
                                                  March 31, 1998        September 30,    March 31, 1998        September 30,
                                                                   ____________________                   ____________________
PER SHARE DATA:                                    (Unaudited)       1997        1996(1)  (Unaudited)      1997        1996(1)
                                                   __________      _______      _______   __________      _______      _______
    Net asset value, beginning of period               $20.87       $18.40       $12.50       $21.11       $18.42       $12.50
                                                       ______       ______       ______       ______       ______       ______
    Investment Operations:
    Investment income-net...............                 (.02)         .09          .03          .04          .20          .43
    Net realized and unrealized gain (loss)
      on investments....................                 1.74         3.38         5.88         1.79         3.67         5.61
                                                       ______       ______       ______       ______       ______       ______
    Total from Investment Operations....                 1.72         3.47         5.91         1.83         3.87         6.04
                                                       ______       ______       ______       ______       ______       ______
    Distributions:
    Dividends from investment income-net                    -         (.11)        (.01)        (.10)        (.29)        (.12)
    Dividends from net realized gain on investments     (2.16)        (.89)           -        (2.16)        (.89)           -
                                                       ______       ______       ______       ______       ______       ______
    Total Distributions.................                (2.16)       (1.00)        (.01)       (2.26)       (1.18)        (.12)
                                                       ______       ______       ______       ______       ______       ______
    Net asset value, end of period......               $20.43       $20.87       $18.40       $20.68       $21.11       $18.42
                                                       ======       ======       ======       ======       ======       ======
TOTAL INVESTMENT RETURN.................                 9.46%(2,3)  19.89%(2)    47.27%(2,3)   9.90%(3)    22.25%       48.38%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets........................                  .97%(3)     2.00%        1.52%(3)      .57%(3)      .99%         .79%(3)
    Ratio of net investment income
      to average net assets.............                 (.07%)(3)     .52%         .30%(3)      .34%(3)     1.50%        1.01%(3)
    Decrease reflected in above expense ratios due to
      undertakings by the Manager.......                  .01%(3)      .11%         .30%(3)      .01%(3)      .12%         .30%(3)
    Portfolio Turnover Rate.............                68.58%(3)   265.33%      205.64%(3)    68.58%(3)   265.33%      205.64%(3)
    Average commission rate paid(4).....               $.0510       $.0572       $.0585(5)    $.0510       $.0572       $.0585(5)
    Net Assets, end of period (000's Omitted)          $5,071       $5,340       $2,642         $300         $259         $174


(1) From December 29, 1995 (commencement of operations) to September 30,
    1996.
(2) Exclusive of sales load.
(3) Not annualized.
(4) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
(5) Restated to reflect current years presentation.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Dreyfus Premier Growth and Income Fund (the "Fund") is a series of Dreyfus Premier Equity Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering three series, including the Fund. The Fund's investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 200 million shares of $1.00 par value Common Stock in each of the following classes of shares:
Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investmen ts in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid

DREYFUS PREMIER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 1998, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from October 1, 1997 through December 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also contemplates commitment fees and dividends and interest accrued on securities sold short) and extraordinary expenses, exceeded an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $15,082 during the period ended March 31, 1998.
    Dreyfus Service Corporation, a wholly owned subsidiary of the Manager, retained $4,032 during the period ended March 31, 1998 from commissions earned on sales of Fund shares.
    (b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended March 31, 1998, Class B and Class C shares were charged $261,849 and $18,862, respectively, pursuant to the Plan.
    (c) Under the Shareholder Services Plan the Fund pays the Distributor for the provision of certain services to Fund shareholders at the annual rate of
 .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 1998, Class A, Class B and Class C shares were charged $51,200, $87,283 and $6,288, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1998, the Fund was charged $51,709 pursuant to the transfer agency agreement.

DREYFUS PREMIER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended
March 31, 1998, the Fund was charged $2,046 pursuant to the custody agreement.
    (d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts, during the period ended March 31, 1998:

                                                                             Purchases                    Sales
                                                                           _____________              _____________
Long transactions.........................................                  $80,811,169                  $79,973,652
Short sale transactions...................................                      101,475                      114,015
                                                                           _____________              _____________
    Total.................................................                  $80,912,644                  $80,087,667
                                                                           =============              =============

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At March 31, 1998, there were no securities sold short outstanding.
    The following summarizes open forward currency exchange contracts at March 31, 1998:

Forward Currency Exchange Contracts
__________________________________
                                                             Foreign
                                                             Currency                                      Unrealized
Sales:                                                        Amount          Proceeds        Value       Appreciation
_____                                                     _____________     ___________     __________     ____________
    Japanese Yen, expiring 5/18/1998...........            330,000,000       $2,593,218     $2,493,479        $99,739
                                                                                                              =======

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss ifthe value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At March 31, 1998, there were no open forward currency exchange contracts.
    (b) At March 31, 1998, accumulated net unrealized appreciation on investments was $12,774,272, consisting of $14,803,798 gross unrealized appreciation and $2,029,526, gross unrealized depreciation.
    At March 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER GROWTH
AND INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            320SA983
Semi-Annual Report
Dreyfus Premier
Growth and Income
Fund
March 31, 1998
Registration Mark
[Dreyfus lion/2hres logo]